LOSS ON GOLDEX MINE	12 Months Ended
Dec. 31, 2011
LOSS ON GOLDEX MINE
LOSS ON GOLDEX MINE

17.   LOSS ON GOLDEX MINE

  On October 19, 2011, the Company announced that it was suspending mining operations and gold production at the Goldex mine in Quebec, Canada effective immediately. This decision followed the receipt of an opinion from a second rock mechanics consulting firm which recommended that underground mining operations be halted. It appeared that a weak volcanic rock unit in the hanging wall of the Goldex mine deposit had failed. This rock failure is thought to extend between the top of the deposit and surface. As a result, this structure has allowed an increase in ground water to flow into the mine. This water flow has likely contributed to further weakening and movement of the rock mass.

  Agnico-Eagle has written off its investment in the Goldex mine (net of expected residual value), written off the underground ore stockpile, and recorded a provision for the anticipated costs of environmental remediation. Given the amount of uncertainty in estimating the fair value of the Goldex mine property, plant, and mine development, the Company determined that the fair value was equal to the residual value. All of the remaining 1.6 million ounces of proven and probable gold reserves at the Goldex mine, other than the ore stockpiled on surface, have been reclassified as mineral resources. The Goldex mine is part of the "Canada" segment as shown in Note 19.

  The mill processed feed from the remaining surface stockpile at the Goldex mine in October 2011.

Impairment loss on Goldex mine property, plant, and mine development	$237,110
Loss on underground ore stockpile	16,641
Supplies inventory obsolescence provision	1,915
Increase in environmental remediation liability	47,227

Loss on Goldex mine (before income and mining taxes)	$302,893

  The environmental remediation liability for the anticipated costs of remediation associated with the Company's Goldex mine requires management to make estimates and judgments that affect the reported amount. In making judgments in accordance with US GAAP, the Company uses estimates based on historical experience and various assumptions that are considered reasonable in the circumstances. Actual results may differ from these estimates.